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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 F O R M 8 - K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MARCH 5, 1999

                            TRIDENT ROWAN GROUP, INC.
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               (Exact name of registrant as specified in charter)

           MARYLAND                  0-2642                52-0466460
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(State or Other Jurisdiction       (Commission)          (IRS Employer
       of Incorporation)           File Number)        Identification No.)

TWO WORLDS FAIR DRIVE, SOMERSET, NEW JERSEY                   08873
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code (732) 868-9000

                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On March 5, 1999, the registrant's Moto Guzzi Corp. subsidiary ("Guzzi Corp.") merged into North Atlantic Acquisition Corp. ("NAAC") pursuant to an Agreement and Plan of Merger dated as of August 18, 1998, as amended on December 3, 1998, between and among the registrant, Guzzi Corp. and NAAC ("Merger Agreement"). NAAC was the surviving corporation in the merger, and changed its name to Moto Guzzi Corporation.

      Pursuant to the Merger Agreement, NAAC issued to the holders of Guzzi Corp.'s common and preferred stock holders an aggregate of 3,110,058 shares of NAAC's Class A Common Stock, $.01 par value ("NAAC Common Stock") and warrants to purchase an aggregate of 592,400 shares of NAAC Common Stock if certain post-merger operating results are achieved, exercisable at $.01 per share. Additionally, in exchange for the contribution to the capital of Guzzi Corp. by the registrant's majority owned subsidiary, O.A.M. S.p.A. ("O.A.M.") of certain intercompany indebtedness owed by Guzzi Corp., NAAC issued an additional 871,953 shares of NAAC Common Stock and warrants to purchase an additional 166,080 shares of NAAC Common Stock. Holders of existing Guzzi Corp. common stock purchase warrants who cancelled such warrants received an aggregate of 209,815 shares of NAAC Common Stock and warrants to purchase a further 39,963 shares of NAAC Common Stock. Persons who continue to hold warrants of the former Guzzi Corp. may tender their warrants for cancellation until March 31, 1999 and will thereupon receive their proportionate share of 8,183 shares of NAAC Common Stock and of warrants to purchase an aggregate of 1,287 additional shares of NAAC Common Stock.

      An aggregate of 200,000 shares of NAAC Common Stock issuable in connection with the merger has been placed in escrow as a fund against claims for breach of representation or warranty of Guzzi Corp. or of the registrant, subject to conditions and limitations on the assertion or payment of a claim. The escrow fund will expire no later than March 2000, except in respect of any then-pending claims.

      Guzzi Corp. was, and Moto Guzzi Corporation is, the sole shareholder of Moto Guzzi S.p.A., an Italian manufacturer, marketer and distributor of performance and luxury motorcycles and motorcycle parts. Moto Guzzi S.p.A. is the principal operating subsidiary of the registrant. As a result of the merger, the registrant, through O.A.M., owns 76.4% of the issued and outstanding common stock of Moto Guzzi Corporation, without giving effect to the exercise of any outstanding warrants or options.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits

      EXHIBIT     DESCRIPTION
      -------     -----------

      10.1 Agreement and Plan of Merger and Reorganization dated as of August 18, 1998 (without exhibits or schedules)*

      10.2 First Amendment to Agreement and Plan of Merger and Reorganization dated as of December 3, 1998 (without exhibits or schedules)*

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      *Filed with Current Report on Form 8-K dated December 8, 1998.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 11, 1999

                                           TRIDENT ROWAN GROUP, INC.


                                           By: /s/ MARK S. HAUSER
                                               --------------------------------
                                               Mark S. Hauser
                                               President


                                           By: /s/ HOWARD E. CHASE
                                               --------------------------------
                                               Howard E. Chase
                                               Secretary/Treasurer


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